Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill
Goodwill

14. Goodwill

Goodwill arises as a result of the acquisition of subsidiaries and represents the excess of the purchase consideration over the fair value of the Group’s share of the assets acquired and the liabilities assumed on the acquisition date. The Group’s goodwill primarily relates to the acquisition of BCIM Holdings LLC in December 2016.

The tables below set forth the allocation of the carrying value of goodwill to each of the Group’s reportable segments at the beginning and end of the relevant reporting periods.

		Asset
		management
	Capital	and other	Other
($ in thousands)	provision	services	corporate	Total
December 31, 2021	107,991	25,020	1,008	134,019
Foreign exchange gain/(loss)	-	-	(107)	(107)
December 31, 2022	107,991	25,020	901	133,912
Foreign exchange gain/(loss)	-	-	53	53
December 31, 2023	107,991	25,020	954	133,965

Management has determined there was no evidence of goodwill impairment at December 31, 2023 and 2022.